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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 16, 2001 relating to the consolidated financial statements, which appears in Navigant International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the references to us under the headings "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

Denver, Colorado
June 28, 2001